Other non-current assets	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Other non-current assets	Other non-current assets
The following is a table summarizing the components of our Other non-current assets as of December 31, 2023 and 2022:

	At December 31,
In thousands of U.S. dollars	2023	2022
Scorpio LR2 Pool Ltd. pool working capital contributions (1)	$22,950	$25,500
Scorpio MR Pool Ltd. pool working capital contributions(1)	21,200	22,000
Scorpio Handymax Tanker Pool Ltd. pool working capital contributions (1)	5,661	5,661
Mercury Pool Limited pool working capital contributions(1)	1,600	—
Working capital contributions to Scorpio Pools	51,411	53,161

Investment in dual fuel tanker joint venture (2)	11,800	7,672
Capitalized loan fees (3)	2,229	—
Seller's credit on sale leaseback vessels (4)	—	11,430
Deposits for exhaust gas cleaning system ("scrubbers") (5)	—	9,737
Other	—	1,754
	$65,440	$83,754
 (1)    Upon entrance into the Scorpio Pools, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel’s exit from the pool. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. For chartered-in vessels we classify the amounts as current (within Accounts Receivable) or non-current (within Other Assets) according to the expiration of the contract.
(2)     In August 2021, we acquired a minority interest in a portfolio of nine product tankers, consisting of five dual-fuel MR methanol tankers (built between 2016 and 2021) which, in addition to traditional petroleum products, are designed to both carry methanol as a cargo and to consume it as a fuel, along with four ice class 1A LR1 product tankers (two of which were sold during the fourth quarter of 2021). The dual-fuel MR methanol tankers are currently on long-term time charter contracts greater than five years. As part of this agreement, we acquired a 50% interest in a joint venture that ultimately has a minority interest in the entities that own the vessels for final consideration of $6.7 million. In November 2022, we contributed an additional $1.75 million to the joint venture to increase the joint venture's ownership interest in one of the LR1 tankers. We account for our interest in this joint venture using the equity method pursuant to IFRS 11 - Joint arrangements. Under this guidance, the investment is initially measured at cost, and the carrying amount of the investment is adjusted in subsequent periods based on our share of profits or losses from the joint venture (adjusted for any fair value adjustments made upon initial recognition). Any distributions received from the joint venture reduce the carrying amount. We recorded $5.9 million and $0.7 million as our share of net income resulting from this joint venture during the years ended December 31, 2023 and 2022, respectively. The joint venture issued cash distributions of $1.8 million and $0.5 million during the years ended December 31, 2023 and 2022, respectively.
(3) Represents upfront loan fees on credit facilities that are expected to be used to partially finance the purchase and installation of scrubbers or refinance the indebtedness on certain vessels. These fees are reclassified as deferred financing fees (net of Debt) when the tranche of the loan to which the vessel relates is drawn.
(4) The seller's credit on vessels sold and leased back represents the present value of the deposits of $4.4 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the 2017 sale and operating leaseback transactions for STI Beryl, STI Le Rocher and STI Larvotto, which is described in Note 6. The present value of these deposits was calculated based on the interest rate implied in the leases with the carrying value accreting over the lives of the leases through interest income. We recorded $0.6 million and $0.6 million as interest income as part of these agreements during each of the years ended December 31, 2023 and 2022, respectively. As described in Note 6, we exercised the purchase options on these vessels during the year ended December 31, 2023. Upon the notice to exercise the purchase options on the leases, we recorded a $1.0 million gain to accelerate the remaining accretion on these deposits. These deposits were applied against the purchase price of the vessels when the purchases closed.
(5)    From August 2018 through September 2019, we entered into agreements with two separate suppliers to retrofit a total of 98 of our tankers with scrubbers. In April 2020, we reached an agreement to extend the options to purchase and install scrubbers on 19 of our vessels. In August 2021, we declared options to purchase and install scrubbers on six vessels that were installed within the first half of 2022. During the year ended December 31, 2023, the options to purchase the remaining scrubbers expired unexercised, resulting in a write-off of $10.5 million, which consisted of $9.7 million related to the previously made deposits and $0.8 million in related equipment that was previously purchased.